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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2002


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                            CORINTHIAN COLLEGES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                    0-25283                33-0717312
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                    Identification No.)

          6 Hutton Centre Drive, Suite 400, Santa Ana,              92707
       California (Address of principal executive offices)       (Zip Code)


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       Registrant's telephone number, including area code: (714) 427-3000


                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS

     On April 10, 2002, Corinthian Colleges, Inc. (the "Company") announced that it has signed a Stock Purchase and Sale Agreement, dated as of April 10, 2002 (the "Purchase Agreement"), pursuant to which the Company will acquire all of the outstanding stock of Wyo-Tech Acquisition Corp. ("Wyo-Tech"). Wyo-Tech operates two campuses under the Wyoming Technical Institute name in Laramie, Wyoming and Blairsville, Pennsylvania.

     The purchase price of approximately $85 million (subject to certain working capital and net equity adjustments) will be funded equally from available cash and debt. The Company expects to complete the acquisition on July 1, 2002, subject to the satisfaction of certain conditions to closing, including, but not limited to, the receipt of applicable regulatory approvals and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     For information regarding the terms and conditions of the acquisition of Wyo-Tech, including the conditions to the completion of the acquisition, reference is made to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein, and the press release issued by the Company on April 10, 2002, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORINTHIAN COLLEGES, INC.



                                        By:  /s/ Dennis N. Beal
                                             ------------------------
                                             Dennis N. Beal
                                             Executive Vice President and
                                             Chief Financial Officer

Date: April 12, 2002

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                                  EXHIBIT INDEX

Exhibit No.     Description
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    2.1*        Stock Purchase and Sale Agreement,  dated as of April 10, 2002, among Corinthian Colleges, Inc., Wyo-Tech Acquisition Corp.,
                Allied Capital Corporation and David Grenat, excluding exhibits, appendices and schedules thereto.

    99.1        Text of press release of Corinthian Colleges, Inc. issued April
                10, 2002.

    __________________
    * The exhibits, appendices and schedules to the Stock Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted exhibit, appendix or schedule.